================================================================================




                              AVALON CAPITAL, INC.






















                              AVALON CAPITAL, INC.
                         34 CHAMBERS STREET, SUITE 200
                              PRINCETON, NJ 08542
                                  609-683-3916

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                              AVALON CAPITAL, INC.










                                 ANNUAL REPORT

                                AUGUST 31, 1997

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


Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

     - View each investment as a business
     - Think  independently
     - Emphasize high returns
     - Look for sustained business excellence
     - Focus on businesses that consider shareholder interests
     - Seek to pay a reasonable price
     - Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. An Automatic Cash Investment feature allows investors to set up direct investments from a bank account on a regular monthly or quarterly basis. A more detailed description of the Plan appears on page 16 of this report and in the Fund's prospectus.

ADDITIONAL SALES OF SHARES
Avalon Capital, Inc. also has a unique interval feature which provides the opportunity for non-shareholders to buy shares directly from the Fund. Unlike most closed-end funds, which trade only over an exchange, Avalon Capital, Inc. may periodically sell additional shares with no sales commission and no minimum or maximum investment limit. The Fund currently makes such offerings on a calendar quarterly basis.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Small Cap Market System under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors,  in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Fund at (609) 683-3916.

* Meeting of the Board of Directors, October 18, 1996.


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


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                              AVALON CAPITAL, INC.
                                   DIRECTORS
                                WILLIAM ENDICOTT
                                DANIEL E. HUTNER
                              NANCY WATSON HUTNER
                                  EDWARD ROSEN
                                  DONALD SMITH

                               INVESTMENT ADVISER
                        HUTNER CAPITAL MANAGEMENT, INC.
                               34 CHAMBERS STREET
                                   SUITE 200
                              PRINCETON, NJ 08542

                                 ADMINISTRATOR
                          AMERICAN DATA SERVICES, INC.
                                 P.O. BOX 5536
                            HAUPPAUGE, NY 11788-0132

                                   CUSTODIAN
                                 STAR BANK, NA
                               425 WALNUT STREET
                              CINCINNATI, OH 45201

                                  LEGAL COUNSEL
                               BATTLE FOWLER LLP
                              75 EAST 55TH STREET
                               NEW YORK, NY 10022

                            INDEPENDENT ACCOUNTANTS
                             DELOITTE & TOUCHE LLP
                           TWO WORLD FINANCIAL CENTER
                            NEW YORK, NY 10281-1414

                      INVESTOR INFORMATION: (516) 951-0500

     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.



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


================================================================================

AVALON CAPITAL, INC.

================================================================================




--------------------------------------------------------------------------------
ANNUAL REPORT   October 22, 1997
--------------------------------------------------------------------------------

Dear Shareholders,

For the fiscal year ended August 31, 1997, Avalon Capital Inc.'s net asset value
(NAV) rose from $10.51 to $13.35 - a gain of 27%. As of today, the NAV has risen further to $14.51 - a gain of 45.1% since inception on November 20, 1995.

At the Fund's annual redemption on February 28, 1997, 68,944 shares were redeemed. In addition, during fiscal 1997, 19,309 new shares were sold through the Cash Purchase Plan and quarterly offerings.

COMPOUNDING YOUR WEALTH

We urge all current and prospective shareholders to consider our Cash Purchase Plan as a way of purchasing additional shares. As many of you know, I serve as a consultant to the National Association of Investors Corporation (NAIC), an organization of investment clubs and individual investors. The NAIC has four basic principles, similar to ours, that have served its investors well for nearly 50 years. The principles are:

     1. Invest regularly, regardless of the market outlook;
     2. Reinvest all earnings;
     3. Invest in growth companies; and
     4.  Diversify to reduce risk.

In particular, NAIC investors have benefitted substantially by reinvesting dividends regularly and making periodic additional cash investments. These regular investments provide the greatest reward for an investor during a depressed stock market when shares are steadily accumulated at attractive prices. Just when the majority of investors are panicking and selling out of common stocks, these savvy investors are scooping up the bargains.

Moreover, investing in companies with high, steady growth rates, like those we choose, offers the best way we know of achieving our long-term goal: large compound gains in an investment in a manner that both maximizes safety and minimizes capital gains taxes.

Consider the following table, which I consult regularly. It gives an indication of how much an investment can grow over time if certain steady growth rates are achieved:

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                                       1

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AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

                            COMPOUND GROWTH FACTORS


                               PERCENT ANNUAL GROWTH
                               ---------------------
                        5%         10%       15%       20%
                        --         ---       ---       ---
                5       1.3        1.6       2.0       2.5
        NUMBER  10      1.6        2.6       4.0       6.2
          OF    15      2.0        4.2       8.1      15.4
        YEARS   20      2.7        6.7      16.4      38.3
                25      3.4       10.8      32.9      95.4
                30      4.3       17.4      66.2     237.4

For example, if your assets grow at 15% per year, after 5 years they will double (x 2.0). The key is to keep your eye on achieving these long-term returns and pay as little attention as possible to short-term volatility in a company's shares or the stock market as a whole.

AVALON CAPITAL - DESIGNED FOR THE LONG-TERM INVESTOR

We have designed Avalon Capital carefully to embody all of the NAIC's principles, as well as our own principles as described in my book, The Rational Investor. Avalon Capital provides you with a diversified portfolio of what we consider the best growth companies in the world.

The Cash Purchase Plan allows you to steadily add to your holdings of Avalon Capital over the years. We have recently added an Automatic Cash Investment feature that allows you to set up direct investments from your bank account in whatever amount you choose on a regular monthly or quarterly basis. As the NAIC has shown, even very modest investments made over a number of years can lead to substantial wealth through the magic of the compound growth of superior long-term investments.

For further information about the Cash Purchase Plan, please consult the description in your prospectus. If you need additional information, or another copy of the prospectus, feel free to call us at 609-683-3916.

THIS YEAR'S REPORT

As I mentioned in last year's report, we have now assembled what we consider a championship-like team of companies. A look at our portfolio will show you Michael Jordans like Coca-Cola and Gillette, as well as a number of lesser-known but excellent "players" and a few rising stars.

For a detailed description of some of our newest acquisitions, please see the Company Profiles in this report. These profiles appear in each of our semi-annual and annual reports.


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                                       2

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AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

Last year, I talked a lot about our investment strategy in an attempt to explain what we're doing for investors in our relatively new company. This year, I'd like to explain some of the reasons we chose the closed-end fund format for Avalon Capital. In particular, I believe Avalon Capital offers some significant benefits for true long-term investors, both when the stock market is rising, and particularly, in the event of a stock market decline.

The following article, which I wrote in the special October 1997 mutual fund issue of Better Investing magazine, the official publication of the NAIC, gives a detailed look at the risks many mutual fund investors are running today and ways that an educated investor can avoid them. The article also explains why both the NAIC and our firm selected closed-end investment companies as the best pooled investment vehicle for our investors. I hope you find it informative.





/s/ Daniel E. Hutner
Daniel E. Hutner
Chairman and President




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                                       3

                 Reprinted from BETTER INVESTING, October 1997.

                       MUTUAL FUND RESEARCH AND INVESTING
              A FEW GUIDELINES FOR PICKING THE BEST FUND POSSIBLE

                            UNDERSTANDING THE RISKS

                    BY DANIEL E. HUTNER, BI GUEST COLUMNIST

RECENTLY, I HAD DINNER WITH A PROFESSIONAL COUPLE WHO HAVE INVESTED IN MUTUAL FUNDS FOR MANY YEARS. WHEN I POINTED OUT THAT MOST MUTUAL FUNDS (80-90 PERCENT) NOT ONLY UNDERPERFORM THE S&P 500 OVER TIME, BUT ALSO RUN UP LARGE TAX BILLS FOR THEIR SHAREHOLDERS (I.E. THROUGH LARGE CAPITAL GAINS DISTRIBUTIONS), THEY LOOKED AT ME IN SHOCK. As we talked further, it became clear that nobody had ever told them some important facts about mutual funds. In particular, they had simply never factored in the negative effect of taxes on the performance of their mutual funds.

     Under the new tax law, this negative effect becomes even more significant. Morningstar recently calculated that 29 percent of capital gains distributions by mutual funds in 1996 were short term and taxed at the income tax rate of 39.6 percent. The new law would continue to tax such gains at the same rate, as opposed to the new long-term rates of 20 percent, or just 18 percent for holdings held five years or more starting in 2001. Furthermore, shareholders must pay these taxes out of their current income or by liquidating other assets if, following NAIC principles, they participate in a fund's DRP and automatically reinvest their capital gains distributions in the fund.

                      HIDDEN COSTS AND OTHER DISADVANTAGES

     Increasingly, investors are discovering to their dismay that there are hidden costs, such as taxes, and other disadvantages to owning shares of a standard mutual fund. Given the huge surge in the popularity of mutual funds in recent years, and a roaring and record-setting bull market, the number of investors affected has dramatically increased. And, as I explain shortly, a bear market in the future could raise their dissatisfaction with certain aspects of mutual funds to a fever pitch.

     As long-time NAIC members know all too well, it has happened before. The last mutual fund boom occurred in the mid-to-late 1960s when my parents' generation was reaching their peak investing years. The aftermath of that boom was a bust in the early 1970s that led to a double-whammy for funds of collapsing NAVs and massive redemptions. The result: the mutual fund industry shrank drastically and remained in disfavor for nearly a decade.


     How could a weak stock market affect you as a mutual fund shareholder? Unfortunately, the loyalty of the long-term investor is not always rewarded. Not only do many shareholders get saddled with poor performance from funds that have followed risky strategies, they often have to pay large tax bills at the same time, as funds sell holdings to redeem departing shareholders. Given the much lower long-term gain rates under the new tax law, such taxes become even more costly.

     To get the best results from investing in mutual funds, it's crucial to understand some of their disadvantages and risks. These include:

- ORIENTATION TOWARD SHORT-TERM PERFORMANCE - NAIC members have learned the importance of long-term investing. Unfortunately, most open-end funds are forced to focus on short-term (i.e. quarterly) performance, since that's what draws in new investors and increases management fees. This pursuit of quick returns leads to speculative strategies that frequently end in disappointment, or worse. Two recent examples: the collapse of international stock and bond funds in 1994, and of technology funds late last year

- HIGH TURNOVER AND EXPENSES - THE AVERAGE mutual fund has turnover (purchases and sales) of roughly 90 percent per year. That means the equivalent of nearly the whole portfolio is sold once a year. NAIC, on the other hand, has long stood for very low, or even non-existent turnover. The reason: true investing means buying high quality companies and then benefitting from their earnings growth and consequent increase in market value. Switching rapidly from one investment to another is simply a form of speculation, and once you begin to speculate, you are taking big risks. In addition, turnover increases trading costs such as commission and related fees.

- HIGH TAXES - An enormous advantage of a true long-term investment strategy is a minimal tax bill from your investments. Taxes can have an enormous impact on your eventual returns. Consider the following remarks by Warren Buffett's close business associate, Charles Munger:

     "If you're going to buy something which compounds for 30 years at 15 percent per annum and you pay one 35 percent tax at the very end, . . .after taxes you keep 13.3 percent per annum. In contrast, if you bought the same investment, but had to pay taxes every year of 35 percent out of the 15 percent that you earned, then your return would be 15 percent minus 35


--------------------------------------------------------------------------------
percent of 15 percent - or only 9.75 percent per year compounded. So the difference there is over 3.5 percent. And what 3.5 percent does to the numbers over long holding periods like 30 years is truly eye-opening."

     To make Munger's math more clear, $10,000 returning 13.3 percent per year would be worth $423,543 after 30 years. At 9.75 percent over the same time period, your $10,000 would be worth just $162,981.

     Taxes are often high for most mutual fund shareholders for two reasons. First, high turnover in pursuit of short-term performance can mean a lot of capital gains, especially short-term gains, which are the most expensive under the new tax laws. Second, redemptions at an open-end fund can penalize shareholders who remain in the fund. To raise cash for departing shareholders, the fund manager may have to sell shares with significant unrealized gains - thus creating a large tax bill for those who remain behind.

- GREATER RISK IN BEAR MARKETS - The combination of short-term investment strategies and daily redemptions could combine to increase your risk as a shareholder in a bear market. A significant market downturn could shake investor confidence, causing large redemptions and the costs that often accompany them - high taxes and expenses - sometimes accruing only to the shareholders remaining in the fund. And redemptions are very likely in many open-end funds since they tend to draw more and more investors as the market approaches a peak, leaving a large number of discontented new investors as soon as the market heads south. This investor behavior is the direct opposite of the NAIC's time-proven strategy of regular investing through all types of markets.

                 GUIDELINES FOR PICKING THE BEST POSSIBLE FUND

     Having pointed out these risks, it's also important to note that mutual funds have a real purpose for investors - they allow the pooling of investor funds to provide more effective and economic management of investment assets. They are potentially useful for investors with smaller sums that they w ant managed and for those who do not want to manage their own money actively. The question then becomes, how do you get the benefits of a mutual fund and still follow the type of long-term investment strategy favored by both my firm and NAIC?

     Here are a few guidelines to help you find a fund consistent with your investment goals:

1. LOOK FOR FUNDS WITH A LONG-TERM STRATEGY. It's important to recognize that on Wall Street, a year is often considered long term. However, this is not the kind of true long-term investing that will weather all kinds of markets and provide you with relatively tax-free returns. Read the prospec tus' description of the fund's objective and investment strategy carefully to be sure they are consistent with NAIC principles.

2. CHECK TURNOVER RATES. This is a good indication of how long-term a manager's strategy truly is, despite what the prospectus says. The average fund, with turnover of nearly 90 percent, is selling almost every holding in its portfolio every year. Turnover rates can range as high as 200 percent plus or as low as single digits. Remember, though, that other factors can affect turnover rates, such as portfolio restructuring under a new manager, so use this as only one of several criteria for selecting a fund.

3. CONSIDER A CLOSED-END FUND. These funds reduce the risks and costs of redemptions by limiting or eliminating them. Instead of selling and redeeming shares on an ongoing basis, closed-end funds issue a fixed number of shares in an initial offering and subsequently trade in the stock market like any other common stock. Many sell additional shares through dividend reinvestment plans, optional cash purchase plans, rights offerings and/or interval offerings, but when investors want to sell their shares, they sell to other investors rather than back to the fund. Some new closed-end funds, called "interval funds" even have a limited periodic redemption feature. Because this fund structure is so well-suited to a long-term investment strategy, both my firm and NAIC chose to set up closed-end funds for our investors who wanted a fund (Avalon Capital, Inc. and the NAIC Growth Fund). Closed-end funds have a broad range of investment objectives, so be sure to evaluate investment strategy as described in guideline #1, above.

     Wealthy investors have long had money managers like me whose job is to earn high returns on their capital by focusing on long-term investments that minimize expenses, especially taxes. Savvy investors who follow the guidelines above can approximate the same type of service with a mutual fund, but only if they're willing to do their homework.



     DANIEL E. HUTNER IS A CONSULTANT TO THE NAIC GROWTH FUND AND PRESIDENT OF HUTNER CAPITAL MANAGEMENT, INC., WHERE HE MANAGES AVALON CAPITAL, INC., A CLOSED-END FUND INVESTED FOR LONG-TERM APPRECIATION, AS WELL AS INDIVIDUAL AND INSTITUTIONAL ACCOUNTS. HE IS ALSO AUTHOR OF THE RATIONAL INVESTOR: A GUIDE TO PRESERVING AND INCREASING YOUR WEALTH.



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                                       5

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AVALON CAPITAL, INC.
COMPANY PROFILES

================================================================================

These are a few of the companies whose shares Avalon Capital, Inc. holds. These profiles describe each company's business and provide some important financial information. Although past performance does not guarantee future results, the profiles describe the type of company we are seeking for the Avalon Capital portfolio.

FIRST EMPIRE STATE CORPORATION is a regional bank based in Buffalo, New York with offices in eight states and the Bahamas. It boasts an extraordinary rate of earnings growth for a bank of 18.5% for the last 5 years and 17% for the last 10 years. Return on average common shareholder equity in 1996 was a high 17.60%. In addition, income from non-interest sources has risen significantly in recent years providing more stability to the company's income stream. First Empire State has benefitted, in particular, from superior management. As Chairman Robert G. Witmer puts it in the 1996 Annual Report, "The year-to-year parade of pleasing numbers can only begin to suggest the process of innovation, adaptation, venture and risk by which a banking enterprise grows and prospers."

   YEAR                                      NET         PER
   ENDED                 REVENUES          INCOME       SHARE
   -----                 --------          ------       -----
                        (in millions)   (in millions)
   1997 (estimated)       $770.0           $160.0       $24.70
   1996                    701.2            151.1        21.31
   1995                    635.9            131.0        18.79
   1994                    591.8            117.3        16.35
   1993                    581.3            102.0        13.87

      SOURCE: FIRST EMPIRE STATE CORPORATION, VALUE LINE INVESTMENT SURVEY

CEDAR FAIR, L.P. owns and operates four well-established amusement parks: Cedar Point on Lake Erie between Cleveland and Toronto has been in operation for 127 years; Valleyfair, near Minneapolis/St. Paul for 22 years; Dorney Park & Wildwater Kingdom in Allentown Pennsylvania (acquired in 1992) fo r 114 years; and Worlds of Fun and Oceans of Fun in Kansas City, Missouri (acquired in 1995) for 25 years. With over 70 million people living within driving distance of one of the company's parks, revenues have risen steadily over the years in good times and bad. The new tax law allows Cedar Fair to maintain its status as a publicly-traded master limited partnership, which means it will be able to continue making sizeable cash distributions (currently at a 6% rate) to its unit holders.

   YEAR                                      NET         PER
   ENDED                 REVENUES          INCOME       SHARE
   -----                 --------          ------       -----
                        (in millions)   (in millions)
   1997 (estimated)       $270.0           $ 75.0       $ 3.25
   1996                    250.5             74.2         3.81
   1995                    218.2             66.1         2.90
   1994                    198.4             60.7         2.73
   1993                    178.9             50.3         2.26


             SOURCE: CEDAR FAIR, L.P., VALUE LINE INVESTMENT SURVEY

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                                       6

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AVALON CAPITAL, INC.
COMPANY PROFILES
================================================================================

FRANCO NEVADA MINING CORPORATION, LTD. specializes in gold and other natural resource royalties. The company purchases royalties that allow it to benefit from increased production or new discoveries without bearing the capital expenses, legal liabilities, etc. associated with mining. In the past 5 years, the company's earnings have soared at an annual rate of 49.5% due to the large expansion of gold production at American Barrick's Goldstrike property. By May 1999, Franco Nevada expects to start production from a new discovery in Nevada, the Ken Snyder Mine. Because of the high profitability and large size of this new resource, the company has decided to make an exception to its royalty strategy and to hire outside contractors to develop the mine. Franco Nevada also has a rapidly growing oil and gas royalty business.

   YEAR                                      NET         PER
   ENDED                 REVENUES          INCOME       SHARE
   -----                 --------          ------       -----
                        (in millions)   (in millions)
   1997 (estimated)       $80.0             $55.0        $.75
   1996                    85.7             61.0          .85
   1995                    67.1             52.8          .79
   1994                    68.9             50.2          .78
   1993                    35.9             31.9          .51

  SOURCE: FRANCO NEVADA MINING CORPORATION, LTD., VALUE LINE INVESTMENT SURVEY

PEPSICO, INC. recently spun off its restaurant businesses (Pizza Hut, KFC, and Taco Bell) into a new company called Tricon Global Restaurants, Inc. (ticker symbol: YUM). Tricon began trading as a separate company on October 7, 1997. Pepsico's remaining businesses include beverages (Pepsi-Cola, D iet Pepsi, Mountain Dew) and snack foods (Frito Lay products including Doritos, Ruffles, Lays, Chee-tos, and Rold Gold). While Pepsico remains a distant number two to Coca-Cola in the international beverage market, it dominates both the domestic and global snack food industry. The spin-off should allow Pepsico to focus more on its two core and most profitable businesses.


   YEAR                                      NET         PER
   ENDED                 REVENUES          INCOME       SHARE
   -----                 --------          ------       -----
                       (in millions)    (in millions)
   1997 (estimated)      $32,200           $2,275       $1.45
   1996                   31,645            1,865        1.17
   1995                   30,421            1,990        1.24
   1994                   28,472            1,784        1.11
   1993                   25,021            1,588         .98

               SOURCE: PEPSICO, INC., VALUE LINE INVESTMENT SURVEY


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                                       7

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AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 1997
================================================================================

     Shares               Security Description                        Value
     ------               --------------------                        -----
COMMON STOCKS (98.68%)
BANKS-REGIONAL (3.57%)
  1,200    First Empire State ........................                 $438,600
                                                                       --------
BEVERAGES (24.72%)
  5,000    Anheuser-Busch Companies, Inc. ............                  213,125
 40,400    Coca-Cola Company .........................                2,315,425
 14,000    Pepsico Inc. ..............................                  504,000
                                                                        -------
                                                                      3,032,550
                                                                      ---------
COMMERCIAL & INDUSTRIAL SERVICES (3.42%)
 16,500    Servicemaster L.P. .......................                   419,719
                                                                        -------
CONSUMER PRODUCTS (3.44%)
  2,200    Gillette Company ..........................                  182,188
  8,300    UST, Inc. .................................                  239,663
                                                                        -------
                                                                        421,851
                                                                        -------
DIVERSIFIED COMPANIES (6.76%)
     20    Berkshire Hathaway, Inc.* .................                  830,000
                                                                        -------
ENTERTAINMENT (8.81%)
 14,072    The Walt Disney Company ...................                1,080,906
                                                                      ---------
FINANCIAL SERVICES (11.34%)
 17,900    American Express Company ..................                1,391,725
                                                                      ---------
FOOD PRODUCTS (2.75%)
     80    Earthgrains Company .......................                    3,280
  4,600    Wrigley (Wm) Jr. Company ..................                  333,500
                                                                        -------
                                                                        336,780
                                                                        -------
INSURANCE (8.42%)
 10,950    American International Group, Inc. ........                1,033,406
                                                                      ---------
LEISURE/AMUSEMENT (6.73%)
  4,400    Cedar Fair LP .............................                  193,600
 10,000    EMI Group ADR* ............................                  184,844
 20,325    International Speedway Corporation ........                  447,150
                                                                        -------
                                                                        825,594
                                                                        -------


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 1997
================================================================================

     Shares               Security Description                        Value
     ------               --------------------                        -----
MINING (3.10%)
 16,000    Franco Nevada Mining, Ltd .......................            379,689
                                                                     -----------

MORTGAGE FINANCE (9.33%)
  9,200    Federal Home Loan Mortgage Corporation ....                  299,575
 19,200    Federal National Mortgage Association ...........            844,800
                                                                     -----------
                                1,144,375
NEWSPAPER (2.14%)
  2,700    Gannett Company, Inc. ...........................            263,081
                                                                     -----------

PUBLISHING (0.14%)
    600    Readers Digest Association, Inc. ................             17,737
                                                                     -----------

RESTAURANTS (4.01%)
 10,400    McDonald's Corporation ..........................            492,050
                                                                     -----------

TOTAL COMMON STOCKS (COST $8,831,565) ......................          12,108,063
                                                                     -----------

SHORT-TERM HOLDINGS (0.37%)
 44,992    Star Treasury Fund ..............................              44,992
                                                                     -----------

TOTAL INVESTMENTS (COST $8,876,557) ........................         $12,153,055
                                                                     ===========
*Denotes non-income producing securities





--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997
================================================================================

ASSETS:
     Investments, at value (cost $8,876,557) .................    $12,153,055
     Receivable for securities sold ..........................        394,322
     Interest, dividends and other receivables ...............          7,429
     Organization costs, net .................................         63,213
                                                                   ----------
Total assets .................................................     12,618,019
                                                                   ----------
LIABILITIES:
     Payable for securities purchased ........................        304,476
     Accrued advisory fee ....................................         10,843
     Accrued administration fees .............................          3,700
     Accrued fees and other expenses .........................         29,560
                                                                  -----------
Total liabilities.............................................        348,579
                                                                  -----------
NET ASSETS....................................................    $12,269,440
                                                                  ===========
COMPOSITION OF NET ASSETS:
     Paid-in capital .........................................     $9,090,883
     Accumulated net investment loss .........................        (88,576)
     Accumulated net realized losses on investments ..........         (9,365)
     Net unrealized appreciation on investments ..............      3,276,498
                                                                  -----------
NET ASSETS ...................................................    $12,269,440
                                                                  ===========
SHARES OUTSTANDING............................................        918,726
                                                                  ===========
NET ASSET VALUE PER SHARE (market value $13.75)...............         $13.35
                                                                  ===========

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

================================================================================

INVESTMENT INCOME:
     Dividends ...................................................   $139,840
     Interest ....................................................     33,180
                                                                       ------
Total investment income...........................................    173,020
                                                                      -------
EXPENSES:
     Advisory ...................................................     118,194
     Administration .............................................      38,989
     Accounting .................................................      12,000
     Transfer agency ............................................      10,922
     Auditing ...................................................      15,000
     Legal ......................................................      24,130
     Directors ..................................................       3,368
     Amortization of organization costs .........................      20,220
     Other ......................................................      17,829
                                                                       ------
Total expenses...................................................     260,652
                                                                      -------
NET INVESTMENT LOSS..............................................     (87,632)
                                                                      -------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized loss on investments............................     (37,380)
     Net change in unrealized appreciation.......................   2,859,839
                                                                    ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................   2,822,459
                                                                    ---------
INCREASE IN NET ASSETS FROM OPERATIONS...........................  $2,734,827
                                                                   ==========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL DATA

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

                                 For the year ended        November 20, 1995*
                                  August 31, 1997       through August 31, 1996
                                  ---------------       -----------------------

FROM INVESTMENT ACTIVITIES:
  Net investment loss             $  (87,632)               $   (115)
  Net realized gain (loss)
     on investments                  (37,380)                 29,655
  Net unrealized appreciation      2,859,839                 416,659
                                   ---------                 -------
  Net increase in net assets
     resulting from operations     2,734,827                 446,199
                                   ---------                 -------

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                -                     (22,488)
                                   ---------                 -------

CAPITAL SHARE TRANSACTIONS:

  Proceeds from sale of shares      218,806                9,676,913 **
  Reinvested dividends                 -                         402
                                   --------                ---------
                                    218,806                9,677,315
  Shares repurchased               (863,866)                 (21,353)
                                   --------                  -------

  Net increase (decrease) in net
     assets from capital share
     transactions                  (645,060)               9,655,962
                                   --------                ---------

NET INCREASE IN NET ASSETS        2,089,767               10,079,673

NET ASSETS:
Beginning of period              10,179,673                  100,000
                                 ----------                  -------

End of period                   $12,269,440              $10,179,673
                                ===========              ===========


*       Commencement of Operations
**      Net of $43,055 offering costs




--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS

================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                 For the year ended        November 20, 1995*
                                  August 31, 1997       through August 31, 1996
                                  ---------------       -----------------------

Beginning net asset value
     per share                         $10.51                    $10.00

Net investment loss                     (0.09)                      -
Net realized and unrealized
     gain on securities                  2.93                      0.60
Distribution from net
     investment income                     -                      (0.04)
Offering cost                              -                      (0.05)
                                        -----                     -----

Ending net asset value per share        $13.35                   $10.51
                                        ======                   ======

Ending market value per share           $13.75                   $10.88
                                        ======                   ======

Ratios to average net assets:
        Expenses                          2.22%                    3.14%**
Total return:
        Based upon net asset value       27.02%                    5.48%
        Based upon market value          26.38%                    9.18%
Portfolio turnover rate                   8.89%                    0.00%
Average brokerage commission rate +     $0.0612                   $.0450
Net assets at end of period
     (000's omitted)                    $12,269                  $10,180

*       Commencement of operations
**      Annualized
+ Amount represents average commission per share, paid to brokers, on the purchase and sale of portfolio securities



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 1997

================================================================================

1.      ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund's  financial  statements  are  prepared in  accordance  with  generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

     SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

     INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

     ORGANIZATIONAL COSTS - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

     FEDERAL INCOME TAX - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3.      ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $44,400 per year. ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4.      SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (excluding short-term investments) during the year ended August 31, 1997, amounted to $2,622,919 and $975,442, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 1997 was $3,329,702 and $53,204, respectively.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 1997

================================================================================

Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

5.      CAPITAL SHARE TRANSACTIONS

There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the year ended August 31, 1997, the Fund issued 1,103 shares in connection with the Plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 28, 1997, the Fund redeemed 68,944 shares in connection with its annual repurchase of shares. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. The Fund issued 12,748 shares on September 30, 1996, 3,804 shares on December 2, 1996 and 1,654 shares on June 30, 1997.








--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================

BOARD OF DIRECTORS AND SHAREHOLDERS OF
AVALON CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avalon Capital, Inc. (the "Fund") as of August 31, 1997, and the related statements of operations and of changes in assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an option on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our option.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 1997, and the results of its operations, changes in its operations, changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 22, 1997



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent, at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION

The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (516) 951-0500.

Shares of Avalon Capital, Inc. are listed for trading on the NASDAQ SmallCap Market System, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the Fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION

If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, Inc. you may write us at Avalon Capital, Inc., 34 Chambers Street, Suite 200, Princeton, NJ 08542, or call (609) 683-3916.

--------------------------------------------------------------------------------